SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2002

EQUIFAX INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)
1-6605	58-0401110
(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Peachtree Street, N. W., Atlanta, GA 30309
(Address of Principal Executive Offices) (Zip Code)

(404) 885-8000
Registrant’s telephone number, including area code

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit 99 — Press Release issued by Equifax Inc. regarding acquisition of Naviant, Inc., dated August 15, 2002.

Item 9.    Regulation FD Disclosure

On August 15, 2002, Equifax Inc. issued a press release announcing that it had acquired all of the outstanding common stock of Naviant, Inc. for $135 million. Headquartered in Boca Raton, Florida, Naviant, Inc. is a leading provider of integrated precision marketing tools for online and offline environments, enabling marketers to identify, target, reach and build relationships with customers. A copy of the press release is attached hereto as Exhibit 99 to this report and incorporated herein by reference.

Information furnished in this Form 8-K is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1993 if such subsequent filing specifically references Item 9 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2002	EQUIFAX INC. By: /s/ PHILIP J. MAZZILLI Philip J. Mazzilli Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are being filed with this Report.

Exhibit Number	Description
99	Text of Press Release of Equifax Inc., dated August 15, 2002